Exhibit 10.22

Supplementary Agreement

On Dec. 1, 2010, the following three parties hereby reached this agreement.

Party A: Jiangxi Southern China Livestock Technology Ltd.
Party B: Yujiang Yinmei Livestock Ltd.
Party C: Dengfu Xu

Above parties are collectively referred to as “the three parties”.

Where as:
Party A and Party B executed two Purchase Agreements on June 11, 2010.

Today the three parties hereby agree:
1.
The two Purchase Agreements indicate that Party A should transfer residual payment to Party B by Feb 28, 2011.  From now on, Party C shall assume this payment in the whole amount due to Party B.  Party A shall owe nothing to Party B.  Party B and Party C will arrange the payment date, which shall be no later than Feb 28, 2011.

2.	The three parties hereto have caused this agreement to be executed as of the date hereof.

Party A: Jiangxi Southern China Livestock Technology Ltd.
(signature: Luping Pan)
(seal)

Party B: Yujiang Yinmei Livestock Ltd.
(signature: Yinqiao Chen)
(seal)

Party C: Dengfu Xu
(signature: Dengfu Xu)

Supplementary Agreement

On Dec. 1, 2010, the following three parties hereby reached this agreement.

Party A: Jiangxi Southern China Livestock Technology Ltd.
Party B: Yujiang Changsong Livestock Ltd.
Party C: Dengfu Xu

Above parties are collectively referred to as “the three parties”.

Where as:
Party A and Party B executed two Purchase Agreements on June 11, 2010.

Today the three parties hereby agree:
1.
The two Purchase Agreements indicate that Party A should transfer residual payment to Party B by Feb 28, 2011.  From now on, Party C shall assume this payment in the whole amount due to Party B.  Party A shall owe nothing to Party B.  Party B and Party C will arrange the payment date, which shall be no later than Feb 28, 2011.

2.	The three parties hereto have caused this agreement to be executed as of the date hereof.

Party A: Jiangxi Southern China Livestock Technology Ltd.
(signature: Luping Pan)
(seal)

Party B: Yujiang Changsong Livestock Ltd.
(signature: Jianping Chen)
(seal)

Party C: Dengfu Xu
(signature: Dengfu Xu)

Supplementary Agreement

On Dec. 1, 2010, the following three parties hereby reached this agreement.

Party A: Jiangxi Southern China Livestock Technology Ltd.
Party B: Yujiang Jiangsheng Livestock Breeding Ltd.
Party C: Dengfu Xu

Above parties are collectively referred to as “the three parties”.

Where as:
Party A and Party B executed two Purchase Agreements on June 11, 2010.

Today the three parties hereby agree:
1.
The two Purchase Agreements indicate that Party A should transfer residual payment to Party B by Feb 28, 2011.  From now on, Party C shall assume this payment in the whole amount due to Party B.  Party A shall owe nothing to Party B.  Party B and Party C will arrange the payment date, which shall be no later than Feb 28, 2011.

2.	The three parties hereto have caused this agreement to be executed as of the date hereof.

Party A: Jiangxi Southern China Livestock Technology Ltd.
(signature: Luping Pan)
(seal)

Party B: Yujiang Jiangsheng Livestock Breeding Ltd.
(signature: Jianhua Wu)
(seal)

Party C: Dengfu Xu
(signature: Dengfu Xu)

Supplementary Agreement

On Sep. 1, 2010, the following three parties hereby reached this agreement.

Party A: Jiangxi Yingtan Huaxin Livestock Ltd.
Party B: Jiangxi Yingtan Liangqi Livestock Ltd.
Party C: Dengfu Xu

Above parties are collectively referred to as “the three parties”.

Where as:
Party A and Party B executed two Purchase Agreements April 5, 2010.

Today the three parties hereby agree:
1.
The two Purchase Agreements indicate that Party A should transfer residual payment to Party B by Dec 31, 2010.  From now on, Party C shall assume this payment in the whole amount due to Party B.  Party A shall owe nothing to Party B.  Party B and Party C will arrange the payment date, which shall be no later than Feb 28, 2011.

2.	The three parties hereto have caused this agreement to be executed as of the date hereof.

Party A: Jiangxi Yingtan Huaxin Livestock Ltd.
(signature: Luping Pan)
(seal)

Party B: Jiangxi Yingtan Liangqi Livestock Ltd.
(signature: Gaoming Xu)
(seal)

Party C: Dengfu Xu
(signature: Dengfu Xu)

Supplementary Agreement

On Sep. 1, 2010, the following three parties hereby reached this agreement.

Party A: Jiangxi Yingtan Huaxin Livestock Ltd.
Party B: Jiangxi Yingtan Yongsheng Livestock Ltd.
Party C: Dengfu Xu

Above parties are collectively referred to as “the three parties”.

Where as:
Party A and Party B executed two Purchase Agreements April 18, 2010.

Today the three parties hereby agree:
1.
The two Purchase Agreements indicate that Party A should transfer residual payment to Party B by Dec 31, 2010.  From now on, Party C shall assume this payment in the whole amount due to Party B.  Party A shall owe nothing to Party B.  Party B and Party C will arrange the payment date, which shall be no later than Feb 28, 2011.

2.	The three parties hereto have caused this agreement to be executed as of the date hereof.

Party A: Jiangxi Yingtan Huaxin Livestock Ltd.
(signature: Luping Pan)
(seal)

Party B: Jiangxi Yingtan Yongsheng Livestock Ltd.
(signature: Chengping Pan)
(seal)

Party C: Dengfu Xu
(signature: Dengfu Xu)